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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 9, 1997

               Prudential Securities Secured Financing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-27355               13-3526694
-----------------------------      ---------------      -----------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)

     One New York Plaza
      New York, New York                                         10292
    (Address of Principal                               -----------------------
     Executive Offices)                                        (Zip Code)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

     Item 5. Other Events

          In connection with the offering of Irwin Home Equity Corporation Trust 1997-1, Mortgage Pass-Through Certificates, Series 1997-1, described in a Preliminary Prospectus Supplement dated as of June 11, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
                           ---------------------------------------------------
                                    as Depositor and on behalf of Irwin Home
                                    Equity Loan Trust 1997-1
                           Registrant


                                            By: /s/ Norman Chaleff
                                               -------------------------------
                                                Name: Norman Chaleff
                                                Title: Vice President

Dated:  June 9, 1996

                                  EXHIBIT INDEX

Exhibit No.                   Description                              Page No.
-----------                   -----------                              --------

99.1                          Related Computational                        6
                              Materials (as defined
                              in Item 5 above).